Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Cameron King, Chief Executive Officer, of Luna Medical Technologies, Inc., certify that:

I have reviewed this year end report on Form 10-KSB of Luna Medical Technologies, Inc.

Based on my knowledge, this year end report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this year end report.

Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in the report.

I and the other certifying officers are responsible for establishing and maintaining disclosure controls and procedures for the Company.

I and the other certifying officers have designed such disclosure controls and procedures to ensure that material information is made known to us, particularly during the period in which the periodic report is being prepared.

I and the other certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report; and

I and the other certifying officers have presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation as of that date.

I and the other certifying officers have disclosed to the Company’s auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function):

(i)

all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and

(ii)

any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

I and the other certifying officers have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: September 29, 2003

BY: /s/ CAMERON KING

Cameron King

Chief Executive Officer

Exhibit 31.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Gordon McDougall, Acting Chief Financial Officer, of Luna Medical Technologies, Inc., certify that:

I have reviewed this year end report on Form 10-KSB of Luna Medical Technologies, Inc.

Based on my knowledge, this year end report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this year end report.

Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in the report.

I and the other certifying officers are responsible for establishing and maintaining disclosure controls and procedures for the Company.

I and the other certifying officers have designed such disclosure controls and procedures to ensure that material information is made known to us, particularly during the period in which the periodic report is being prepared.

I and the other certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report; and

I and the other certifying officers have presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation as of that date.

I and the other certifying officers have disclosed to the Company’s auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function):

(i)

all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and

(ii)

any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

I and the other certifying officers have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: September 29, 2003

BY: /s/ GORDON MCDOUGALL

Gordon McDougalL

Acting Chief Financial Officer